Exhibit 10.22
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 15, 2013 by and among HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of October 14, 2011 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is amended by replacing the table in the definition of “Applicable Percentage” contained in Section 1.01 in its entirety with the following:

Pricing Level	Debt Ratings (or their equivalents)	Revolving Loans that are Eurodollar Rate Loans, Base Rate Loans and Letter of Credit Fees	Facility Fee
1	A-/A3 or better	0.95%	0.15%
2	BBB+/Baa1	1.05%	0.15%
3	BBB/Baa2	1.15%	0.20%
4	BBB-/Baa3	1.40%	0.30%
5	BB+/Ba1 and below	1.75%	0.35%

(b)The Credit Agreement is further amended by restating the definitions of “Consolidated EBITDA”, “Eurodollar Rate” and “Revolving Termination Date” contained in Section 1.01 in their entirety as follows:

“Consolidated EBITDA” means, for any period for the Consolidated Group, the sum of (a) net income attributable to common stockholders (or its equivalent) plus (b) to the extent deducted in determining net income attributable to common stockholders (or its equivalent), (i) Consolidated Interest Expense, (ii) the amount of income taxes (or minus the amount of tax benefits) and (iii) depreciation and amortization; adjusted to exclude the effect (if any) of (c) extraordinary or nonrecurring items, including without limitation: gains and losses from the sale of operating properties; non-cash impairment charges; gains and losses on early extinguishment of Indebtedness; severance and other restructuring charges; and transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

“Eurodollar Rate” means, for the Interest Period for any Borrowing of Revolving Loans that bears interest at a rate based on the Eurodollar Rate, the rate of interest, rounded up to the nearest whole multiple of one-hundredth of one percent (0.01%), obtained by dividing (i) the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (0.01%), appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 9:00 a.m. Pacific time, two (2) Business Days prior to the date of commencement of such Interest Period for purposes of calculating effective rates of interest for loans or obligations making reference thereto, for an amount approximately equal to such Borrowing of Revolving Loans and for a period of time approximately equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America). Any change in such maximum rate shall result in a change in the Eurodollar Rate on the date on which such change in such maximum rate becomes effective.

“Revolving Termination Date” means April 14, 2017, or such later date to which the Revolving Termination Date may be extended pursuant to Section 2.15.

(c)The Credit Agreement is further amended by restating Section 2.06(a)(i) thereof in its entirety as follows:

(i)    in the case of Loans other than Swing Line Loans, (A) notice thereof must be received by 1:00 p.m. by the Administrative Agent (I) with respect to Eurodollar Rate Loans, at least three (3) Business Days prior to the date of prepayment and (II) with respect to Base Rate Loans, at least one (1) Business Day prior to the date of prepayment, and (B) any such prepayment shall be in the same minimum amounts as provided for Borrowings in Section 2.02(a), or, in each case, the entire remaining principal amount thereof, if less; and

(d)The Credit Agreement is further amended by restating Section 2.09(e) thereof in its entirety as follows:

(e)    If the Borrower exercises its right to extend the Revolving Termination Date in accordance with Section 2.15, the Borrower agrees to pay to the Administrative Agent for the account of each Lender, for each extension exercised pursuant to such Section, a fee equal to 0.075% of the amount of such Lender’s Revolving Committed Amount (whether or not utilized). Such fee shall be due and payable in full on the date the Administrative Agent receives an Extension Request pursuant to such Section.

(e)The Credit Agreement is further amended by restating Section 2.15 thereof in its entirety as follows:

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2.15    Extension of Revolving Termination Date.

The Borrower shall have the right, exercisable two times, to extend the current Revolving Termination Date by six months in each case. For each desired extension, the Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 90 days prior to the current Revolving Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall notify the Lenders if it receives an Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, for each Extension Request, the Revolving Termination Date shall be extended for six months effective upon receipt by the Administrative Agent of such Extension Request and payment of the fee referred to in the following clause (ii): (i) immediately prior to such extension and immediately after giving effect thereto, (x) no Default or Event of Default shall exist and (y) the representations and warranties made or deemed made by the Borrower and each other Credit Party in the Credit Documents to which any of them is a party, shall be true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date of such extension with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Documents and (ii) the Borrower shall have paid the Fees payable under Section 2.09(e). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Borrower shall deliver to the Administrative Agent a certificate from the chief executive officer or chief financial officer certifying the matters referred to in the immediately preceding clauses (i)(x) and (i)(y).

(f)The Credit Agreement is further amended by deleting Schedule 2.01 attached thereto in its entirety and substituting in lieu thereof Schedule 2.01 attached hereto.

(g)The Credit Agreement is further amended by deleting Schedule 5.07 attached thereto in its entirety and substituting in lieu thereof Schedule 5.07 attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)    a certificate of the Borrower, signed on behalf of the Borrower by the Borrower’s chief executive officer or chief financial officer, certifying that, since December 31, 2011, there has not been a material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole or in the facts and information regarding such entities as represented to date, nor has there been a downgrade of the Borrower’s credit rating of two or more notches.

(c)    the Borrower’s financial statements for the period ending September 30, 2012 included in the Borrower’s Form 10-Q filed with the SEC;

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(d)    replacement Revolving Notes duly executed by the Borrower payable to each Assignor Lender and Assignee Lender that requests a Revolving Note in the original principal amount of such Lender’s Revolving Committed Amount as set forth on Schedule 2.01 attached hereto;

(e)    evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates have been paid; and

(f)    such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3. Reallocations. The Administrative Agent, the Borrower and each Lender agree that upon the effectiveness of this Amendment, the amount of such Lender’s Revolving Committed Amount and Revolving Commitment Percentage are as set forth on Schedule 2.01 attached hereto. Simultaneously with the effectiveness of this Amendment, the Revolving Committed Amounts of each of the Lenders, the outstanding amount of all outstanding Revolving Loans and the participation interests of the Lenders in any outstanding Letters of Credit and Swingline Loans shall be reallocated among the Lenders in accordance with their respective Revolving Commitment Percentages, and in order to effect such reallocations, each Lender whose Revolving Committed Amount upon the effectiveness of this Amendment exceeds its Revolving Committed Amount immediately prior to the effectiveness of this Amendment (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Revolving Commitments of the Lenders whose Revolving Commitments are less than their respective Revolving Committed Amounts immediately prior to the effectiveness of this Amendment (each an “Assignor Lender”), so that the Revolving Committed Amounts of each Lender will be as set forth on Schedule 2.01 attached hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions without the payment of any related assignment fee, and, except for replacement Revolving Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Revolving Committed Amounts, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

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(b)    Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.

Section 7. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 10. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed as of the date first above written.

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ Andrew E. Loope_____________
Name: Andrew E. Loope
Title: Senior Vice President and Corporate Counsel

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the L/C Issuer, the Swing Line Lender and as a Lender

By: /s/ Winita Lau____________________
Name: Winita Lau
Title: Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Marc Costantino________________
Name: Marc Costantino
Title: Executive Director

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BARCLAYS BANK PLC, as a Lender

By: /s/ Noam Azachi______________
Name: Noam Azachi
Title: Assistant Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Amy Trapp____________________
Name: Amy Trapp
Title: Managing Director

By: /s/ John Bosco____________________
Name: John Bosco
Title: Vice President

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Amie L. Edwards_______________
Name: Amie L. Edwards
Title: Director

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BANK OF MONTREAL – CHICAGO BRANCH, as a Lender

By: /s/ Lloyd Baron___________________
Name: Lloyd Baron
Title: Vice President

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THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Justin Perdue___________________
Name: Justin Perdue
Title: Director

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FIFTH THIRD BANK, as a Lender

By: /s/ Vera B. McEvoy
Name: Vera B. McEvoy
Title: Officer

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By: /s/ Brian Gross____________________
Name: Brian Gross
Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Lorry Jensen___________________
Name: Lorry Jensen
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Ahaz A. Armstrong______________
Name: Ahaz A. Armstrong
Title: Assistant Vice President

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FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cathy Wind____________________
Name: Cathy Wind
Title: Senior Vice President

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REGIONS BANK, as a Lender

By: /s/ Michael J. Kinnick______________
Name: Michael J. Kinnick
Title: Vice President

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PINNACLE BANK, as a Lender

By: /s/ Todd Carter___________________
Name: Todd Carter
Title: Senior Vice President

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Schedule 2.01

LENDERS AND COMMITMENTS

Lender	Revolving Committed Amount	Revolving Commitment Percentage
Wells Fargo Bank, National Association	$72,000,000.00	10.285714290%
JPMorgan Chase Bank, N.A.	$72,000,000.00	10.285714290%
Barclays Bank PLC	$62,000,000.00	8.857142860%
Credit Agricole Corporate and Investment Bank	$62,000,000.00	8.857142860%
Bank of America, N.A.	$50,000,000.00	7.142857140%
Bank of Montreal – Chicago Branch	$47,000,000.00	6.714285710%
The Bank of Nova Scotia	$47,000,000.00	6.714285710%
Fifth Third Bank	$47,000,000.00	6.714285710%
PNC Bank, National Association	$47,000,000.00	6.714285710%
Royal Bank of Canada	$47,000,000.00	6.714285710%
U.S. Bank National Association	$47,000,000.00	6.714285710%
Branch Banking and Trust Company	$30,000,000.00	4.285714290%
First Tennessee Bank, National Association	$25,000,000.00	3.571428570%
Regions Bank	$25,000,000.00	3.571428570%
Pinnacle National Bank	$20,000,000.00	2.857142860%
Total:	$700,000,000.00	100.000000000%

Schedule 5.07

Material Subsidiaries and Specified Affiliates(1)

As of September 30, 2012

Entity Name	Jurisdiction of Organization	Ownership(2)
HRT Properties of Texas, Ltd.	TX	100% by Healthcare Acquisition of Texas, Inc., which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
HR Acquisition of San Antonio, Ltd.	AL	100% by Healthcare Acquisition of Texas, Inc., which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
HR Acquisition I Corporation	TN	100% owned by Borrower
HR of Carolinas, LLC	DE	100% owned by HR Carolinas Holdings, LLC, which is 100% owned by Borrower
HRT of Tennessee Inc.	TN	100% owned by Borrower
HR of Iowa, LLC	DE	100% owned by Borrower
HRT of Illinois, Inc.	DE	100% owned by Borrower
HR of Indiana, LLC	DE	100% owned by HRT of Delaware, Inc., which is 100% owned by Borrower
HR Acquisition of Pennsylvania, Inc.	PA	100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
HR of Pima, LLC	DE	100% owned by Borrower
Pennsylvania HRT, Inc.	PA	100% owned by Borrower
HRT of Roanoke, Inc.	VA	100% owned by Borrower
HR of Los Angeles, Ltd.	AL	66.67% owned by HR of Los Angeles, Inc. and 33.33% owned by Kerlan Jobe Ortho-Clinic, L.P. HR Los Angeles, Inc. is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower;
HR St. Mary's South MOB SPE, LLC	DE	100% owned by HR Richmond Manager, LLC, which is 100% owned by Borrower
Lakewood MOB, LLC	DE	100% owned by HR of Iowa, LLC, which is 100% owned by Borrower
HR Lowry Medical Center SPE, LLC	DE	100% owned by Borrower
HR MAC II, LLC	DE	100% owned by Borrower

Clive Wellness Campus Building One, LLC	DE	100% owned by HR LADCO Holdings, LLC, which is 100% owned by HR of Iowa, LLC, which is 100% owned by Borrower
Stevens Pavilion, LLC	DE	100% owned by Stevens Pavilion Parent, LLC, which is 100% owned by HR Washington MOB Venture, LLC which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
HR Briargate, LLC	DE	100% owned by HR Assets, LLC, which is 100% owned by Borrower
Roseburg Surgery Center, LLC	DE	100% owned by HR Oregon MOB Venture, LLC, which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
Yakima Valley Subsidiary, LLC	DE	100% owned by Yakima Valley Parent, LLC, which is 100% owned by HR Washington MOB Venture, LLC, which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
Allenmore C, LLC	DE	100% owned by HR Washington MOB Venture, LLC, which is 100% owned by HR Acquisition I Corporation, which is 100% owned by Borrower
HR St. Francis MOB I SPE, LLC	DE	100% owned by HR Richmond Manager, LLC, which is 100% owned by Healthcare Realty Trust Incorporated

(1)    There are no Specified Affiliates.
(2)    There are no outstanding options, warrants, rights of conversion or purchase or any other similar rights relating to the ownership of the Material Subsidiaries, except as follows: LADCO MPF I, LLC, an entity unaffiliated with the Borrower, has the right to purchase up to 20%, in 5% increments, of the equity ownership of HR LADCO Holdings, LLC, which owns 100% of Clive Wellness Campus Building One, LLC. This purchase right expires on March 31, 2013. The subsidiaries listed under the ownership column but not under the Material Subsidiary column do not directly own real estate assets meeting the Individual Subsidiary Test.